STATE STREET INSTITUTIONAL INVESTMENT TRUST

Supplement Dated October 9, 2008
(as amended October 21, 2008)

Prospectuses Dated April 28, 2008

State Street Institutional Liquid Reserves Fund
State Street Institutional Tax Free Money Market Fund

The following information supplements the prospectuses referenced above:

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) that guarantees a $1.00 net asset value for shares of participating money market funds as of September 19, 2008.  The State Street Institutional Liquid Reserves Fund and the State Street Institutional Tax Free Money Market Fund (collectively, the “Participating SSgA Money Market Funds”) have elected to participate in the Program.  The Participating SSgA Money Market Funds are responsible for payment of fees required to participate in the Program.

With respect to any Participating State Street Money Market Fund shareholder, the coverage provided under the Program will be equal to the lesser of (i) the shareholder’s account balance as of September 19, 2008; or (ii) the shareholder’s account balance on the date a Participating State Street Money Market Fund’s net asset value per share falls below $0.995.  Payments under the Program are conditioned on the Participating State Street Money Market Fund liquidating.  Thus, any payment made to shareholders of a Participating State Street Money Market Fund with respect to shares covered by the Program guarantee would be paid at approximately the same time liquidation proceeds are paid to all Fund shareholders rather than shortly after the time the fund’s net asset value per share falls below $0.995.  A shareholder will only be covered up to the number of shares the shareholder held on September 19, 2008.  Shares acquired by new investors after September 19, 2008 are not eligible for protection under the Program.  The maximum amount of coverage available for payments to all money market funds covered under the Program is $50 billion.

Unless extended by the U.S. Treasury, the Program is due to expire on December 18, 2008.  There is no assurance that the Participating SSgA Money Market Funds will participate in the Program if it is extended.

As of the date of this Supplement, more information, including eligibility and coverage limits, is available about the Program at:
http://www.treas.gov/offices/domestic-finance/key-initiatives/money-market-fund.shtml

Neither this prospectus supplement, the above-referenced prospectuses, nor the Participating SSgA Money Market Funds themselves are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE